Exhibit 10.1

Execution Version

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT, dated as of April 17, 2019 (this “Amendment”), is entered into by and among, inter alia, CENTRIC BRANDS INC. (f/k/a DIFFERENTIAL BRANDS GROUP INC.), a Delaware corporation (“Borrower”), the Lenders signatory hereto, ARES CAPITAL CORPORATION, as the administrative agent (the “Administrative Agent”), ACF FINCO I LP, as the revolving agent (the “Revolving Agent”) and as the collateral agent (the “Collateral Agent”) and HPS INVESTMENT PARTNERS, LLC, as documentation agent (the “Documentation Agent”; the Documentation Agent together with the Administrative Agent, the Collateral Agent and the Revolving Agent, the “Agents”; the Agents together with the Lenders, the “Lender Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

WITNESSETH

WHEREAS, the Borrower and the Lender Parties are party to that certain First Lien Credit Agreement, dated as of October 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lender Parties agree to amend the Credit Agreement to, among other things, increase the Revolving Facility Aggregate Commitment by $50,000,000 (the “Additional Revolving Commitment”) from $150,000,000 to $200,000,000;

WHEREAS, an Event of Default has occurred pursuant to Section 7.01(e) of the Credit Agreement as a result of the Borrower’s failure to comply with Section 5.04(c) of the Credit Agreement with respect to the delivery of the financial statements for the fiscal month ending January 31, 2019 (the “Existing Event of Default”); and

WHEREAS, the Lender Parties signatory hereto, which includes each Revolving Lender with an increased Revolving Facility Commitment and represents Required Lenders, are willing to amend certain provisions of the Credit Agreement and waive the Existing Event of Default, in each case, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.       Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a)                The preamble to the Credit Agreement is hereby amended by deleting “ARES COMMERCIAL FINANCE” and replacing it with “ACF FINCO I LP”;

(b)                The second “WHEREAS” provision in the recitals to the Credit Agreement is hereby amended by replacing “$150,000,000” with “$200,000,000”;

(c)                Section 1.01 of the Credit Agreement is hereby amended to add the following definition in applicable alphabetical order:

“First Amendment Effective Date” shall mean April 17, 2019.

(d)                The definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” shall mean, as of any date of determination, the result of:

(i)       the lesser of (A) the product of 70% multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrower’s historical accounting practices) of Eligible Inventory at such time, and (B) the product of 90% multiplied by the Net Orderly Liquidation Percentage of Eligible Inventory (such determination may be made as to different categories of Eligible Inventory based upon the Net Orderly Liquidation Percentage applicable to such categories) at such time; plus

(ii)       solely from the period commencing on the First Amendment Effective Date to and including April 1, 2021, the lesser of (x) $50,000,000 and (y) the product of the percentage set forth in the table below corresponding to such date of determination multiplied by the value (calculated at the lower of cost or market on a basis consistent with Borrower’s historical accounting practices) of Eligible Inventory, at such time:

Date	Percentage
First Amendment Effective Date through June 30, 2019	15%
July 1, 2019 through July 31, 2020	11%
August 1, 2020 through August 31, 2020	10%
September 1, 2020 through September 30, 2020	9%
October 1, 2020 through October 31, 2020	8%
November 1, 2020 through November 30, 2020	7%
December 1, 2020 through December 31, 2020	6%
January 1, 2021 through January 31, 2021	5%
February 1, 2021 through February 28, 2021	4%
March 1, 2021 through March 31, 2021	3%
April 1, 2021 and thereafter	0%

minus

(iii)       without duplication, the aggregate amount of all Reserves in effect at such time.

(e)                The definition of “Qualified Securitization Financing” in Section 1.01 of the Credit Agreement is hereby amended by deleting “$550,000,000” and replacing it with “$600,000,000”.

(f)                 The definition of “Revolving Facility Aggregate Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Facility Aggregate Commitment” shall mean the aggregate amount of Revolving Facility Commitments as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. As of the Closing Date, the Revolving Facility Aggregate Commitment is $150,000,000. As of the First Amendment Effective Date, the Revolving Facility Aggregate Commitment is $200,000,000.

(g)                Section 2.12(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

If (x) the Borrower makes a voluntary prepayment of all or any portion of Term Loans pursuant to Section 2.11(a) or a mandatory prepayment of all or any portion of Term Loans pursuant to Section 2.11(b) from the receipt of Net Proceeds pursuant to clause (a) (other than with respect to asset sales and other Dispositions by the Borrower and its Subsidiaries resulting in Net Proceeds in an amount less than $25,000,000 in the aggregate), clause (b) or clause (c) of the definition thereof, (y) any Prepayment Transaction is consummated in respect of all or any portion of the Term Loans (including an assignment of all or any portion of a Term Loan held by a Non-Consenting Lender pursuant to Section 2.19(c)) or (z) the Borrower makes a voluntary or mandatory reduction of the Revolving Facility Commitments (collectively, the “Payment or Reduction Events” and each , a “Payment or Reduction Event”), the Borrower shall pay each Lender whose Term Loans or Revolving Facility Commitments are subject to such Payment or Reduction Event, on the date of such Payment or Reduction Event, a fee (the “Prepayment Fee”), equal to: (i) if such Payment or Reduction Event occurs on or prior to the first anniversary of the First Amendment Effective Date, 3.00% of the aggregate principal amount of Term Loans and/or Revolving Facility Commitments, as applicable, subject to such Payment or Reduction Event, (ii) if such Payment or Reduction Event occurs after the first anniversary of the First Amendment Effective Date but on or prior to the second anniversary of the First Amendment Effective Date, 2.00% on the aggregate principal amount of Term Loans and/or Revolving Facility Commitments, as applicable, subject to such Payment or Reduction Event and (iii) if such Payment or Reduction Event occurs after the second anniversary of the First Amendment Effective Date but on or prior to the third anniversary of the First Amendment Effective Date, 1.00% on the aggregate principal amount of Term Loans and/or Revolving Facility Commitments, as applicable, subject to such Payment or Reduction Event; provided, however that for the avoidance of doubt, no Prepayment Fee shall be due with respect to any prepayments made pursuant to Section 2.11(b) from the receipt of Net Proceeds pursuant to (A) a Takings or Casualty Event, (B) clause (d) of the definition of “Net Proceeds” or (C) Section 2.11(c).

(h)                Section 6.01(bb) of the Credit Agreement is hereby amended by deleting “$550,000,000” and replacing it with “$600,000,000”.

(i)                 Section 6.10(c) (Financial Maintenance Covenants) of the Credit Agreement is hereby amended by amending and restating the table set forth therein in its entirety as follows:

Fiscal Quarter End Date	Consolidated Fixed Charge Coverage Ratio
March 31, 2019	1.50:1.00
June 30, 2019	1.40:1.00
September 30, 2019	1.10:1.00
December 31, 2019	1.20:1.00
March 31, 2020	1.10:1.00
June 30, 2020	1.00:1.00
September 30, 2020	1.00:1.00
December 31, 2020	1.00:1.00
March 31, 2021	1.00:1.00
June 30, 2021	1.00:1.00
September 30, 2021	1.00:1.00
December 31, 2021	1.00:1.00
March 31, 2022	1.00:1.00
June 30, 2022	1.00:1.00
September 30, 2022	1.00:1.00
December 31, 2022	1.00:1.00
March 31, 2023	1.00:1.00
June 30, 2023	1.00:1.00
September 30, 2023 and thereafter	1.00:1.00

(j)                 Schedule 2.01 (Commitments and Lenders) to the Credit Agreement is hereby amended by replacing the table under “Revolving Facility Commitments” with the table attached hereto as Exhibit A.

Section 2.       Waiver.

(a)                Subject to the satisfaction of the conditions precedent in Section 4 hereof, the Administrative Agent and the Required Lenders hereby permanently waive the Existing Event of Default.

(b)                The parties hereto agree that the waiver set forth in Section 2(a) is a limited waiver and shall not be relied upon and used for any purpose other than the waiver of the Existing Event of Default and shall not constitute nor be deemed to constitute a custom or course of dealing among the parties hereto. Except as expressly set forth in this Section 2 and as further set forth in Section 7, the waiver set forth in Section 2(a) shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default other than the Existing Event of Default.

Section 3.       Representations and Warranties of Borrower. In order to induce the Lender Parties signatory hereto to enter into this Amendment, the Borrower hereby represents and warrants that:

(a)                Organization; Power; Qualification. The Borrower and each of the Subsidiaries (a) is a limited liability company, unlimited liability company, corporation or partnership duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other organizational power and authority to own its property and assets and to carry on its business as now conducted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect (c) is qualified to do business in each jurisdiction and licensed and, as applicable, in good standing under the laws of each jurisdiction where such qualification or license or, if applicable, good standing is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, (d) has the corporate or other organizational power and authority to execute, deliver and perform its obligations under this Amendment, each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit under the Credit Agreement and (e) has all requisite governmental licenses, authorizations, consents and approvals to own its property and assets and to carry on its business as now conducted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b)                Authorization; Enforceability. The Borrower has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform its obligations under this Amendment and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Borrower, and this Amendment (and the Credit Agreement as modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(c)                No Conflicts, Etc. The execution, delivery, and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby do not and will not (i) violate (A) any provision of law, statute, rule or regulation, (B) the certificate or articles of incorporation or other constitutive documents (including any limited liability company or operating agreements) or by-laws of the Borrower or any other Loan Parties, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which any of them or any of their property is or may be bound, or (ii) result in or require the creation or imposition of any Lien upon or with any assets or property of Borrower or any Loan Party.

(d)                   Solvency. Immediately after giving effect to this Amendment (i) the sum of the debt (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, does not exceed the fair value of the present assets of the Borrower and its Subsidiaries, taken as a whole; (ii) the fair saleable value of the assets of the Borrower and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured; (iii) the capital of the Borrower and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrower or its Subsidiaries, taken as a whole, contemplated as of the First Amendment Effective Date; and (iv) the Borrower and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes of this Section 3(d), the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(e)                   Accuracy of Representations; No Event of Default. After giving effect to this Amendment, (a) the representations and warranties of the Borrower set forth herein and the Loan Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case on and as of the date hereof and after giving effect to this Amendment, as applicable, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties that are qualified by materiality shall be true and correct, and the representations and warranties that are not so qualified shall be true and correct in all material respects, as of such earlier date) and (b) as of the date hereof after giving effect to this Amendment, no Default or Event of Default exists.

Section 4.       Conditions Precedent to Effectiveness. This Amendment shall be effective upon the date (such date, the “First Amendment Effective Date”) that each of the following conditions is satisfied:

(a)                The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) each Agent, (ii) the Borrower, (iii) the Required Lenders and (iv) each Revolving Lender with an increased Revolving Facility Commitment that is being effected pursuant to this Amendment;

(b)                The Administrative Agent shall have received a copy of a duly executed amendment to the Second Lien Credit Agreement, which shall be in form and substance satisfactory to the Administrative Agent;

(c)                The Administrative Agent shall have received a customary legal opinion of Dechert LLP, special counsel to the Borrower and the other Loan Parties, in connection with this Amendment, which shall be in form and substance satisfactory to the Administrative Agent;

(d)                The Administrative Agent shall have received a certificate from the secretary of each Loan Party (i) certifying to and attaching resolutions authorizing the transactions contemplated by the Amendment and, in the case of the Borrower, the borrowing of Revolving Loans pursuant to the Additional Revolving Commitment, which shall be in form and substance satisfactory to the Administrative Agent, (ii) certifying that the Organizational Documents of such Loan Party have not been amended, amended and restated or otherwise modified since the Closing Date (or attaching such amendments or other modifications), and (iii) attaching a certificate of good standing (to the extent such concept or a similar concept exists under the laws of such Loan Party’s jurisdiction of organization) of such Loan Party (other than DBG Holdings Subsidiary Inc. (“DBG Holdings”) and Hudson Clothing, LLC (“Hudson Clothing”)) as of a recent date from the Secretary of State (or other similar official) of the jurisdiction or organization of such Loan Party;

(e)                The Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower certifying to the matters set forth in Section 3(d) hereof;

(f)                 The Borrower shall have paid to Revolver Agent the Amendment Fee; and

(g)                The Borrower shall have paid all reasonable and documented out-of-pocket fees and expenses of the Agents to the extent (i) invoiced at least one (1) Business Day prior hereto and (ii) required to be paid pursuant to Section 9.05(a) of the Credit Agreement.

Section 5.       Post Closing Covenant. No later than April 23, 2019 (or such later date as the Administrative Agent may agree in its reasonable discretion), the Borrower shall deliver a certificate of good standing of each of DBG Holdings and Hudson Clothing as of a recent date from the Secretary of State of the State of California.

Section 6.       New Revolving Lenders. Each of the Revolving Lenders party hereto that was not already a Revolving Lender under the Credit Agreement prior to giving effect to this Amendment hereby represents and warrants, and acknowledges and agrees that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby to become a Revolving Lender under the Credit Agreement and that the Credit Agreement (as modified by this Amendment) constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by Debtor Relief Laws and subject to equitable principles, (ii) it meets all of the requirements of an Eligible Assignee under the Credit Agreement, and (iii) it has received a copy of the Credit Agreement, as modified and amended, together with copies of the most recent financial statements available under Section 5.04 thereunder and such other documents and such other information as it has deemed appropriate to make its own credit decision to enter into this Amendment, and based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender. Each party hereto agrees that from and after the Amendment Effective Date, each of the Revolving Lenders party hereto that was not already a Revolving Lender under the Credit Agreement prior to giving effect to this Amendment shall be bound by the terms of the Credit Agreement (as modified by this Amendment) as a Revolving Lender with all of the rights and benefits and all of the obligations of a Revolving Lender thereunder with the commitments shown on Exhibit A hereto.

Section 7.       Reference to and Effect Upon the Loan Documents.

(a)                Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. The Borrower and each other Loan Party signatory hereto hereby confirms that no Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)                From and after the First Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement as amended hereby and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(c)                This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

Section 8.       Reaffirmation and Confirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect as amended hereby and is hereby ratified and reaffirmed.  Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders or serve to effect a novation of the Obligations.

Section 9.       Amendment Fee. The Borrower agrees to pay, or cause to be paid, to the Revolving Agent for the ratable account of the Revolving Lenders holding any Additional Revolving Commitment, an upfront fee on the Additional Revolving Commitment in an amount equal to 3.00% of the Additional Revolving Commitment, which amount is $1,500,000 (such fee, the “Amendment Fee”). The Amendment Fee will be fully earned and due and payable on the First Amendment Effective Date.

Section 10.   Governing Law; Miscellaneous.

(a)                Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)                Jurisdiction; Service of Process; Consent to Venue; Waiver of Jury Trial. The provisions of Sections 9.13 and 9.17 of the Credit Agreement are hereby incorporated as if set forth herein, mutatis mutandis.

Section 11.   Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 12.   Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 13.   Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with Section 9.01 of the Credit Agreement.

Section 14.   Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 4 of this Amendment. Delivery of an executed counterpart to this Amendment by facsimile (or other electronic) transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CENTRIC BRANDS INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

Acknowledged and Agreed:

SUBSIDIARY LOAN PARTIES:

DBG HOLDINGS SUBSIDIARY INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

DBG SUBSIDIARY INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

HUDSON CLOTHING HOLDINGS, INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

HUDSON CLOTHING, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

DFBG SWIMS, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

HC ACQUISITION HOLDINGS, INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

RG PARENT LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROBERT GRAHAM HOLDINGS, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROBERT GRAHAM DESIGNS, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROBERT GRAHAM RETAIL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

RGH GROUP LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

MARCO BRUNELLI IP, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC BRANDS HOLDING LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

AMERICAN MARKETING ENTERPRISES INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

BRIEFLY STATED HOLDINGS INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

BRIEFLY STATED INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC JEWELRY INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

KHQ INVESTMENT LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

KHQ ATHLETICS LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ROSETTI HANDBAGS AND ACCESSORIES, LTD

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC ACCESSORIES GROUP LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC SOCKS LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

VZI INVESTMENT CORP.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC-BCBG LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC-BCBG RETAIL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC DENIM USA, LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC BEAUTY LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

ADDED EXTRAS LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

LOTTA LUV BEAUTY LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC WEST LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

F&T APPAREL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC DENIM RETAIL LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

INNOVO WEST SALES, INC.

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

CENTRIC BEBE LLC

By:	/s/ Lori Nembirkow
Name: Lori Nembirkow
Title: Secretary

AGENTS:

ARES CAPITAL CORPORATION, as Administrative Agent

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ACF FINCO I LP, as Revolving Agent and Collateral Agent

By:	/s/ Oleh Szczupak
Name: Oleh Szczupak.
Title: Authorized Signatory

HPS INVESTMENT PARTNERS, LLC, as Documentation Agent

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

ARES CAPITAL CORPORATION,
as a Term Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND, as a Term Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P.
as a Term Lender
By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares Jasper Fund Holdings, LLC, as a Term Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares ND CSF Holdings LLC, as a Term Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares Credit Strategies Insurance Dedicated Fund Series of SALI Multi-Series Fund, L.P.,
as a Term Lender
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares Senior Direct Lending Master Fund Designated Activity Company, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares Senior Direct Lending Parallel Fund (L), L.P., as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares Senior Direct Lending Parallel Fund (U), L.P., as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares SDL Holdings (U) Inc., as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ADF I Holdings LLC, as a Term Lender
By: Ares Capital Management LLC, as servicer

By	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P.,
as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Federal Insurance Company, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

SC ACM Private Debt Fund L.P., as a Term Lender
By: Ares Capital Management LLC, its investment advisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Nationwide Life Insurance Company, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Nationwide Mutual Insurance Company, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Great American Life Insurance Company, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Great American Insurance Company, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Bowhead IMC LP, as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

AN Credit Strategies Fund, L.P., as a Term Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

Ares European Credit Strategies Fund VIII (BUMA), L.P., as a Term Lender
By: Ares Management Limited, its investment manager
By: Ares Capital Management LLC, its subadvisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES CAPITAL CORPORATION,
as a Revolving Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND, as a Revolving Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P., as a Revolving Lender
By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES JASPER FUND, L.P., as a Revolving Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC,
as a Revolving Lender
By: Ares Capital Management LLC, its account manager

By	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE
DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P., as a Revolving Lender
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a Revolving Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Revolving Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Revolving Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SDL HOLDINGS (U) INC., as a Revolving Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES DIRECT FINANCE I LP, as a Revolving Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ACF FINCO I LP, as a Term Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AXA EQUITABLE LIFE INSURANCE COMPANY, as Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

BRICKYARD DIRECT HOLDINGS, L.P., as Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

BRICKYARD DIRECT LENDING FUND, L.P., as Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

CACTUS DIRECT HOLDINGS, L.P., as Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

CACTUS DIRECT LENDING FUND, L.P., as Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

FALCON CREDIT FUND, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

LINCOLN INVESTMENT SOLUTIONS, INC., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

MORENO STREET DIRECT LENDING FUND, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

NDT SENIOR LOAN FUND, L.P., as Term Lender and Revolving Lender
By: HPS Investment. Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

PACIFIC INDEMNITY COMPANY, as Term Lender and Revolving Lender
Bv: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

PRIVATE LOAN OPPORTUNITIES FUND, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners. LLC. its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Red Cedar Fund 2016, L.P., as Revolving Lender
By: HPS Investment Partners LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Red Cedar Holdings, L.P., as Term Lender
By: HPS Investment Partners. LLC. its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Reliance Standard Life Insurance Company, as Term Lender
By: HPS Investment Partners, LLC. its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Safety National Casualty Corporation, as Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SLF 2016 Institutional Holdings II, L.P., as Term Lender
By: HPS Investment Partners, LLC, its Service Provider

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SLF 2016 Institutional Holdings, L.P., as Revolving Lender
By: HPS Investment Partners, LLC, its Service Provider

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SLF 2016-L Holdings, L.P., as Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SPECIALTY LOAN FUND - CX - 2, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan Fund 2016, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan Fund 2016-L, L.P., as Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Specialty Loan Ontario Fund 2016, L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

Swiss Capital BPS Private Debt Fund L.P., as Term Lender and Revolving Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

CST SPECIALTY LOAN FUND, L.P., as a Revolving Lender

By:	/s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

CERBERUS AUS LEVERED HOLDINGS LP, as a Revolving Lender

By: CAL I GP Holdings LLC
Its: General Partner

By:	/s/ Daniel G. Wolf
Name: Daniel G. Wolf
Title: Senior Managing Director

CERBERUS CAVALIERS LEVERED LOAN OPPORTUNIT ES FUND, LLC, as a Revolving Lender

By:	/s/ Daniel G. Wolf
Name: Daniel G. Wolf
Title: Senior Managing Director

CERBERUS ICQ OFFSHORE LOAN OPPORTUNITIES MASTER FUND, L.P., as a Revolving Lender

By: Cerberus ICQ Offshore Levered GP, LLC
Its: General Partner

By:	/s/ Daniel G. Wolf
Name: Daniel G. Wolf
Title: Senior Managing Director

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND III, L.P., as a Revolving Lender

By: Cerberus Offshore, Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Daniel G. Wolf
Name: Daniel G. Wolf
Title: Senior Managing Director

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND A, LP, as a Revolving Lender

By: Cerberus Redwood Levered Opportunities GP A, LLC
Its: General Partner

By:	/s/ Daniel G. Wolf
Name: Daniel G. Wolf
Title: Senior Managing Director

CERBERUS REDWOOD LEVERED LOAN OPPORTUNITIES FUND B, LP as a Revolving Lender

By: Cerberus Redwood Levered Opportunities GP B, LLC
Its: General Partner

By:	/s/ Daniel G. Wolf
Name: Daniel G. Wolf
Title: Senior Managing Director